Exhibit 99.1

1245 Q Street, Lincoln, NE 68508
P: 1 800 388 4264 | F: 402 475 9061
nrchealth.com

NRC HEALTH ANNOUNCES SECOND QUARTER 2026 RESULTS

Second quarter TRCV* increased 11% year-over-year to $151.9 million

LINCOLN, Nebraska, July 28, 2026 — NRC Health (NASDAQ: NRC), a leader in healthcare experience improvement solutions, today announced results for the second quarter 2026.

"Our second quarter was a success on many fronts, including double-digit TRCV growth over the prior year, strong go-to-market and solutions delivery execution, continued commercialization of our product innovations, and the strongest bookings performance for The Governance Institute in seven years, positioning us well for a strong second half of 2026,” said Trent Green, CEO of NRC Health. “As healthcare organizations increasingly seek partners who can help improve experience outcomes, strengthen governance, and build enduring brand value, we believe NRC Health is uniquely differentiated through our three connected strengths: delivering continuous consumer and patient insights, providing trusted partnership and strategic engagement with healthcare leaders, and enabling actions that lead to improved outcomes.”

Second Quarter 2026 Highlights

●	TRCV: Total Recurring Contract Value (TRCV)* was $151.9 million, up 11% year-over-year
●	Revenue: Total revenue was $35.4 million for the three months ended June 30, 2026, up 4% from the prior year
●

Net Income/Loss: GAAP net loss was ($3.3) million, representing (9%) of revenue, and Adjusted Net Income* was $6.9 million, representing 19% of revenue, with the adjustment primarily reflecting previously announced accelerated vesting of stock and associated cash bonuses (“Adjustment Items”)

●	Earnings/Loss Per Share: GAAP net loss per fully diluted share was ($0.15) on 22.0 million fully diluted shares; Adjusted net income per diluted share* was $0.31 on 22.0 million fully diluted shares
●	Adjusted EBITDA: Adjusted EBITDA* was $9.4 million, representing 27% of revenue
●

Cash Flow: Net cash flow from operating activities was $1.4 million, representing 4% of revenue; Free cash flow* was $0.1 million, in each case reflecting cash payment of approximately $2.9 million related to and included in the Adjustment Items

* These financial measures are defined below under the headings “Non-GAAP Financial Measures” and “Total Recurring Contract Value.” Reconciliations of the non-GAAP measures to their most closely comparable GAAP measures are included in the tables in this release.

Dividend Declaration

The Company’s Board of Directors on July 15, 2026, declared a quarterly cash dividend of $0.16 per share. The dividend will be payable on Friday, October 9, 2026, to shareholders of record as of the close of business on Friday, September 25, 2026.

© NRC Health

NRC Health Announces First Quarter 2026 Results

July 28, 2026

Earnings Call Information

The company will be hosting a conference call to discuss the financial results on Tuesday, July 28, 2026, at 4:30 p.m. ET. A live webcast and replay of the call will be available on the NRC Health Investor Relations website at nrchealth.com/investor-relations.

About NRC Health

For more than 45 years, NRC Health (NASDAQ: NRC) has led the charge to humanize healthcare and support organizations in their understanding of each unique individual. NRC Health’s commitment to Human Understanding® helps leading healthcare systems get to know the patients, families, consumers, employees, and communities they serve on a human level. Guided by its uniquely empathic heritage, human-centered approach, unmatched national market research, and emphasis on consumer preferences, NRC Health is transforming the healthcare experience, creating strong outcomes across the healthcare journey. For more information, email info@nrchealth.com, or visit www.nrchealth.com.

Total Recurring Contract Value

Total Recurring Contract Value, or TRCV, is viewed by management as a leading indicator of our future revenue trends. It represents the total annualized contract value under customer contracts that are in effect or contractually committed as of the most recent quarter-end, based on contractual pricing and term provisions, and expected to be in force over the subsequent 12 months. TRCV is an operating metric and is not a measure of revenue recognized under U.S. GAAP.

Non-GAAP Financial Measures

In addition to consolidated GAAP financial measures, NRC Health reviews various non-GAAP financial measures that management believes to be important in the evaluation of its operating results and performance, including “Adjusted Net Income,” “Adjusted Earnings per Share,” “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Free Cash Flow,” and “Free Cash Flow Margin.” Reconciliations of GAAP to non-GAAP financial information are provided later in this release.

NRC Health believes Adjusted Net Income, Adjusted Earnings per Share, Adjusted EBITDA, and Adjusted EBITDA Margin are helpful supplemental measures to assist management and investors in evaluating the Company’s operating results as (i) they exclude certain items that are unusual in nature or whose fluctuation from period to period do not necessarily correspond to changes in the operations of NRC Health’s business, and (ii) the exclusion of non-cash stock compensation is useful for investors applying certain valuation metrics and is consistent with the leverage ratio for our credit facility.

Adjusted Net Income represents net income adjusted to add back management transition costs and non-cash stock compensation and the related tax. The income tax effect on non-GAAP adjustments is calculated by applying the Company's blended federal and state statutory rate to the deductible portion of each adjustment; amounts nondeductible under Section 162(m) of the Internal Revenue Code receive no tax effect. Adjusted EBITDA represents net income before interest, taxes, depreciation, amortization, management transition costs, and non-cash stock compensation items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by our revenue.

© NRC Health

NRC Health Announces First Quarter 2026 Results

July 28, 2026

Management transition costs, presented in the Company's prior earnings releases as "non-recurring executive compensation," consist of costs related to the Company's executive leadership transition. The caption was revised in the current period to more accurately reflect the composition of these costs. For the three and six months ended June 30, 2025, these costs consisted of bonuses tied to compensation arrangements for our new CEO and existing executive leaders. For the three and six months ended June 30, 2026, these costs consist of bonuses paid to certain executives to cover anticipated tax obligations in connection with amendments to their 2025 equity awards, as previously disclosed, and approximately $270,000 of severance costs incurred in connection with team restructurings implemented by newly appointed executives.

NRC Health considers Free Cash Flow to be a measure that provides useful information to management and investors about our liquidity. Free Cash Flow does not represent residual cash flow available for discretionary expenditures. We define Free Cash Flow as net cash provided by operating activities less capital expenditures. Free Cash Flow Margin represents Free Cash Flow divided by our revenue.

There is no comprehensive, authoritative guidance for the presentation of such non-GAAP information, which is only meant to supplement GAAP results by providing additional information that management utilizes to assess performance.

Forward-Looking Statements

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as “believes,” “expect,” “focus,” “potential,” “will,” derivations thereof, and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements, including those risks and uncertainties as set forth in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2025, and various disclosures in our press releases, stockholder reports, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.

Media Contact

marketing@nrchealth.com

Investor Contact

ir@nrchealth.com

© NRC Health

NRC Health Announces First Quarter 2026 Results

July 28, 2026

NRC HEALTH

Condensed Consolidated Statements of Income

(In thousands except per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025

Revenue	$35,392	$34,038	$70,195	$67,588

Operating expenses:
Direct	13,564	12,974	27,210	26,031
Selling, general, and administrative	22,945	17,734	36,364	28,089
Depreciation and amortization	2,121	1,742	4,290	3,284
Total operating expenses	38,630	32,450	67,864	57,404

Operating income (loss)	(3,238)	1,588	2,331	10,184

Other income (expense):
Interest income	20	21	55	41
Interest expense	(1,321)	(1,032)	(2,576)	(1,932)
Other, net	2	4	32	11)
Total other expense	(1,299)	(1,007)	(2,489)	(1,880)

Income (loss) before income taxes	(4,537)	581	(158)	8,304

Provision for income taxes	(1,254)	687	(97)	2,623

Net income (loss)	$(3,283)	$(106)	$(61)	$5,681

Earnings (loss) per share of common stock:
Basic	$(0.15)	$(0.01)	$(0.01)	$0.25
Diluted	$(0.15)	$(0.01)	$(0.01)	$0.25

Weighted average shares and share equivalents outstanding:
Basic	22,009	22,658	21,905	22,814
Diluted	22,009	22,658	21,905	22,820

© NRC Health

NRC Health Announces First Quarter 2026 Results

July 28, 2026

NRC HEALTH

Condensed Consolidated Balance Sheets

(Dollars in thousands except share amounts and par value)

	June 30, 2026	December 31, 2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,327	$4,139
Accounts receivable, net	9,324	11,108
Other current assets	10,155	4,962
Total current assets	22,806	20,209

Property and equipment, net	39,497	40,474
Goodwill	66,152	66,152
Other, net	7,697	8,043
Total assets	$136,152	$134,878

Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of notes payable, net of unamortized debt issuance costs	$4,016	$4,014
Accounts payable and accrued expenses	4,990	4,066
Accrued wages and bonuses	5,355	7,218
Deferred revenue	16,716	16,201
Dividends payable	3,542	3,625
Other current liabilities	400	1,496
Total current liabilities	35,019	36,620

Notes payable, net of current portion and unamortized debt issuance costs	86,012	75,021
Other non-current liabilities	8,572	9,247
Total liabilities	129,603	120,888

Shareholders’ equity:
Preferred stock, $0.01 par value, authorized 2,000,000 shares, none issued	-	-
Common stock, $0.001 par value; authorized 110,000,000 shares, issued 31,975,649 in 2026 and 31,966,504 in 2025, outstanding 22,139,315 in 2026 and 22,637,252 in 2025	32	32
Additional paid-in capital	192,998	183,880
Retained earnings (accumulated deficit)	(24,507)	(17,298)
Treasury stock	(161,974)	(152,624)
Total shareholders’ equity	$6,549	$13,990
Total liabilities and shareholders’ equity	$136,152	$134,878

© NRC Health

NRC Health Announces First Quarter 2026 Results

July 28, 2026

NRC HEALTH

Condensed Consolidated Statements of Cash Flows

(In thousands, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Cash flows from operating activities:
Net income	$(3,283)	$(106)	$(61)	$5,681
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,121	1,742	4,290	3,284
Deferred income tax expense (benefit)	-	(1,892)	(36)	(32)
Reserve for uncertain tax positions	52	73	(4)	149
Non-cash share-based compensation expense	7,371	307	8,979	478
Change in fair value of contingent consideration	-	51	-	82
Loss on extinguishment of debt	-	-	-	67
Amortization of debt issuance costs	27	32	54	47
Net changes in assets and liabilities:
Trade accounts receivable	1,509	(1,090)	1,784	(1,362)
Prepaid expenses and other current and long-term assets	330	(395)	(1,297)	(2,814)
Deferred contract costs, net	192	(35)	(433)	(11)
Operating lease assets and liabilities, net	(1)	(27)	(31)	(53)
Accounts payable	(719)	(470)	223	157
Accrued expenses, wages, and bonuses	(120)	1,140	(1,009)	668
Income taxes receivable and payable	(5,612)	(571)	(4,347)	(651)
Deferred revenue	(481)	102	454	(183)
Net cash provided by (used in) operating activities	1,386	(1,139)	8,566	5,507

Cash flows from investing activities:
Capital expenditures	(1,324)	(3,010)	(3,158)	(5,996)
Net cash used in investing activities	(1,324)	(3,010)	(3,158)	(5,996)

Cash flows from financing activities:
Borrowings on notes payable	-	19,943	-	47,681
Payments on notes payable	(1,031)	(722)	(2,061)	(29,446)
Borrowings on revolving loan	19,500	20,000	22,000	28,000
Payments on revolving loan	(6,500)	(23,500)	(9,000)	(28,003)
Payment of debt issuance costs	-	(73)	-	(135)
Payments on finance lease obligations	(2)	(3)	(5)	(5)
Proceeds from the exercise of share-based awards	-	-	139	132
Payment of acquisition contingent consideration	-	-	(484)	(280)
Repurchase of shares for treasury	(7,643)	(5,990)	(9,578)	(10,910)
Payment of dividends on common stock	(3,606)	(2,734)	(7,231)	(5,504)
Net cash provided by (used in) financing activities	718	6,921	(6,220)	1,530

Change in cash and cash equivalents	780	2,772	(812)	1,041
Cash and cash equivalents at beginning of period	2,547	2,502	4,139	4,233
Cash and cash equivalents at end of period	$3,327	$5,274	$3,327	$5,274

© NRC Health

NRC Health Announces First Quarter 2026 Results

July 28, 2026

NRC HEALTH

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data, unaudited)

Adjusted Net Income and Adjusted Earnings per Share

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income (loss)	$(3,283)	$(106)	$(61)	$5,681
Add back:
Management transition costs[1]	3,160	6,640	3,160	6,640
Tax on management transition costs [2]	(180)	(468)	(180)	(468)
Non-cash stock compensation	7,371	307	8,979	478
Tax on non-cash stock compensation [2]	(210)	22	(470)	(21)
Adjusted net income	$6,858	$6,395	$11,428	$12,310

Earnings (loss) per share of common stock, diluted	$(0.15)	$(0.01)	$(0.01)	$0.25
Weighted average shares and share equivalents outstanding, diluted	22,009	22,658	21,905	22,820

Adjusted earnings per share of common stock, diluted	$0.31	$0.28	$0.52	$0.54
Adjusted weighted average shares and share equivalents outstanding, diluted	22,113	22,661	22,049	22,820

1)	See 'Non-GAAP Financial Measures' above for a description of the composition of management transition costs and the change from prior period presentation.
2)

The income tax effect on management transition costs and non-cash stock compensation reflects only the tax deductible portion of these add-backs; compensation subject to the deduction limitation under Section 162(m) of the Internal Revenue Code receives no offsetting tax benefit. Because the current period reflects a pre-tax loss rather than pre-tax income, the income tax provision does not fully reflect the impact of the non-deductibility that would be captured in a profitable period, which has the effect of increasing Adjusted Net Income for the period.

© NRC Health

NRC Health Announces First Quarter 2026 Results

July 28, 2026

Adjusted EBITDA and Adjusted EBITDA Margin

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income (loss)	$(3,283)	$(106)	$(61)	$5,681
Add back:
Depreciation and amortization	2,121	1,742	4,290	3,284
Interest expense	1,321	1,032	2,576	1,931
Income taxes	(1,254)	687	(97)	2,623
Management transition costs[1]	3,160	6,640	3,160	6,640
Non-cash stock compensation	7,371	307	8,979	478
Adjusted EBITDA	$9,436	$10,302	$18,847	$20,637

Net income (loss) margin	(9)%	-%	-%	8%
Adjusted EBITDA margin	27%	30%	27%	31%

1)	See 'Non-GAAP Financial Measures' above for a description of the composition of management transition costs and the change from prior period presentation.

Free Cash Flow and Free Cash Flow Margin

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net cash provided by (used in) operating activities	$1,386	$(1,139)	$8,566	$5,507
Less:
Capital expenditures	1,324	3,010	3,158	5,996
Free cash flow	$62	$(4,149)	$5,408	$(489)

Net cash provided by operating activities margin	4%	(3)%	12%	8%
Free cash flow margin	-%	(12)%	8%	(1)%

© NRC Health